UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period :	January 1, 2014 — December 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|14

Annual report

Putnam VT
Small Cap Value Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

The falling price of oil has captured headlines in recent months and is having a sustained effect on markets and economies worldwide. Cheaper oil allows many consumers and businesses to shift spending to other priorities. At the same time, the decline reflects greater pessimism about global growth, and it is having a negative impact on the energy sector — not just in the United States, but wherever energy is a key export.

This change in the investing environment has contributed to an increase in market volatility. Although the U.S. economy continues to grow, economic challenges in Europe, China, and Japan are causing uncertainty.

Compared with recent years, we may see more tempered returns from equity and fixed-income markets. While a number of positive trends continue, including an improving housing market and a brighter employment situation, investors should also be alert to a possible increase in short-term interest rates that is widely expected to occur in 2015. History suggests that rising rates could generate headwinds for markets.

In all types of market conditions, Putnam offers a wide range of flexible strategies. Our experienced investment teams employ new ways of thinking about building portfolios for both the opportunities and risks in today’s markets. In this dynamic environment, it may be an opportune time for you to meet with your financial advisor to ensure that your portfolio is properly aligned with your goals and tolerance for risk.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/14)

Investment objective

Capital appreciation

Net asset value December 31, 2014
Class IA: $16.70		Class IB: $16.53

Total return at net asset value
			Russell 2000
(as of 12/31/14)	Class IA shares*	Class IB shares*	Value Index

1 year	3.69%	3.43%	4.22%

5 years	106.08	103.63	94.72
Annualized	15.56	15.28	14.26

10 years	82.30	77.97	94.66
Annualized	6.19	5.93	6.89

Life	333.11	317.47	330.90
Annualized	9.81	9.55	9.77

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1999.

The Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Small Cap Value Fund 1

Report from your fund’s manager

What was the market environment like for small-cap value investors during 2014?

U.S. small-cap value stocks continued to advance during 2014 but encountered headwinds that tempered those gains, as they tend to be more sensitive to domestic growth expectations and are regarded as good indicators of risk sentiment. In April, concerns about the economically depressing effect of an unusually harsh winter weighed on expectations for the second quarter’s corporate earnings season. In July, rising geopolitical tensions in Ukraine and the Middle East unnerved investors, who moved out of higher-risk equity and credit assets into lower-risk investments. Comments from Federal Reserve Chair Janet Yellen about overvalued asset prices in pockets of the financial markets also pressured the asset class during July. During the fall, global geopolitical tensions, slowing growth in Europe and China, and falling oil prices sparked another pullback. Investors also became cautious about the potential impact of the Fed raising interest rates in 2015. As the year came to a close, the dramatic decline in oil prices was positive for energy-dependent businesses and consumers, as well as for inflation, which, if it stays low, could grant the Federal Reserve more flexibility to hold off raising interest rates.

While U.S. equities outperformed international equities in 2014, small-cap stocks trailed large-cap stocks for the 12-month period. However, value-focused investing proved rewarding, as value stocks outperformed growth stocks.

How did Putnam VT Small Cap Value Fund perform for the 12-month period?

Supported by a strong December finish that favorably demonstrated the sensitivity of small-cap stocks to domestic growth expectations, the portfolio overcame earlier headwinds and delivered a positive return for the period. Stock selection in the materials, industrials, and information technology sectors was positive. However, the portfolio underperformed its benchmark for the 12-month period. We attribute this result to underweighting financials, particularly in strongly performing real estate investment trusts.

What holdings had the greatest influence on performance?

While the portfolio’s top contributors hailed from an array of sectors, the two best-performing stocks for the period were technology stocks. RF Micro Devices, a global leader in high-performance radio frequency solutions, rose strongly on news that its semiconductor products would be used in the manufacture of new cell phones designed by Apple, as well as other leading original equipment manufacturers. Our position in RF Micro Devices was sold before the reporting period ended on December 31, 2014. The stock also climbed on news of the company’s highly complementary merger with TriQuint Semiconductor, a leading semiconductor manufacturer. Spansion, a manufacturer of flash memory-based microcontrollers, rallied on the announcement of its merger-of-equals with Cypress Semiconductor. The merger is expected to be highly accretive to earnings, as it allows the companies to cut costs, gain operating scale, and reap tax benefits.

The refusal by the Organization of Petroleum Exporting Countries during the period to cut production to help stem the decline in oil prices led to fears of a worsening global supply excess and declining profits for oil exploration and production companies. Thus, investments in oil and gas exploration companies SM Energy and EP Energy and pipeline construction company WillBros Group were leading detractors, the latter of which we sold by the end of the reporting period. Website builder Web.com Group, which lowered its forward guidance versus Wall Street estimates after sales productivity in the company’s “Feet on the Street” initiative fell short of expectations, also detracted. The company has made changes to the program, which we believe will help the company resume its pace of strong growth and profitability.

What is your outlook for small-cap stocks in 2015?

After a stellar year in 2013, small-cap stocks came into 2014 with stretched valuations. Thus, the asset class was susceptible to some price correction when faced with the market challenges that we saw in 2014 and delivered less than half the gains of large-cap stocks. As we look to 2015 and the relatively sluggish growth abroad, we believe that large-cap stocks may face potential head-winds because of their international exposure. On the other hand, small-cap stocks, with their greater exposure to a strengthening U.S. economy, may be in a better position to benefit from that potential growth. Regardless of how the macroeconomic backdrop evolves in 2015, I believe any market environment creates opportunities for our research-focused, bottom-up approach of investing in attractively valued small-cap stocks with a catalyst that can unlock value or that are positioned to benefit from improving business trends.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/ or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Eric N. Harthun, CFA, joined Putnam in 2000 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Small Cap Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2014, to December 31, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the
fiscal year ended 12/31/13*	1.03%	1.28%

Annualized expense ratio for the
six-month period ended 12/31/14†	0.78%	1.03%

*Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.22%, which is not included in the financial highlights or annualized expense ratios.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expense per $1,000
	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/14		for the 6 months ended 12/31/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.93	$5.18	$3.97	$5.24

Ending value
(after expenses)	$997.60	$997.00	$1,021.27	$1,020.01

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Small Cap Value Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Small Cap Value Fund (the “fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 6, 2015

4 Putnam VT Small Cap Value Fund

The fund’s portfolio 12/31/14

COMMON STOCKS (89.8%)*	Shares	Value

Aerospace and defense (1.0%)
Engility Holdings, Inc. †	24,200	$1,035,760

Huntington Ingalls Industries, Inc.	7,432	835,803

		1,871,563
Air freight and logistics (0.6%)
Park-Ohio Holdings Corp.	17,978	1,133,153

		1,133,153
Auto components (2.4%)
Goodyear Tire & Rubber Co. (The)	52,200	1,491,354

Modine Manufacturing Co. †	66,500	904,400

Remy International, Inc. S	48,600	1,016,712

Stoneridge, Inc. †	80,454	1,034,638

		4,447,104
Automobiles (0.4%)
Winnebago Industries, Inc. S	32,000	696,320

		696,320
Banks (14.8%)
Ameris Bancorp	48,391	1,240,740

Banc of California, Inc. S	60,906	698,592

Chemical Financial Corp.	41,217	1,262,889

CVB Financial Corp. S	49,400	791,388

Eagle Bancorp, Inc. † S	24,940	885,869

First Connecticut Bancorp, Inc.	28,200	460,224

First Merchants Corp. S	57,800	1,314,950

First NBC Bank Holding Co. †	24,196	851,699

First of Long Island Corp. (The)	18,199	516,306

Fulton Financial Corp.	107,600	1,329,936

German American Bancorp, Inc.	20,800	634,816

Hanmi Financial Corp.	50,100	1,092,681

Investors Bancorp, Inc.	102,185	1,147,027

Lakeland Financial Corp.	23,800	1,034,586

National Bank Holdings Corp. Class A	21,160	410,716

NBT Bancorp, Inc.	42,600	1,119,102

Old National Bancorp S	89,800	1,336,224

Pacific Premier Bancorp, Inc. †	68,700	1,190,571

Popular, Inc. (Puerto Rico) †	30,620	1,042,611

ServisFirst Bancshares, Inc. S	40,796	1,344,228

Southside Bancshares, Inc.	29,500	852,845

State Bank Financial Corp.	40,400	807,192

Sterling Bancorp	86,800	1,248,184

Talmer Bancorp, Inc. Class A	64,632	907,433

Tristate Capital Holdings, Inc. †	83,500	855,040

WesBanco, Inc.	26,800	932,640

Western Alliance Bancorp †	25,600	711,680

Wintrust Financial Corp.	25,400	1,187,704

		27,207,873
Biotechnology (1.1%)
Emergent BioSolutions, Inc † S	44,003	1,198,202

PDL BioPharma, Inc. S	106,200	818,802

		2,017,004
Building products (0.9%)
Continental Building Products, Inc. †	37,142	658,528

PGT, Inc. †	98,800	951,444

		1,609,972
Capital markets (0.7%)
Cowen Group, Inc. Class A †	215,015	1,032,072

Silvercrest Asset Management Group, Inc. Class A S	17,209	269,321

		1,301,393
Chemicals (3.2%)
Cabot Corp.	19,000	833,340

Innophos Holdings, Inc.	16,300	952,735

COMMON STOCKS (89.8%)* cont.	Shares	Value

Chemicals cont.
LSB Industries, Inc. † S	25,400	$798,576

Minerals Technologies, Inc.	10,095	701,098

OM Group, Inc.	32,798	977,380

Orion Engineered Carbons SA (Luxembourg)	50,700	861,393

RPM International, Inc.	16,639	843,764

		5,968,286
Commercial services and supplies (3.1%)
ARC Document Solutions, Inc. †	89,700	916,734

Deluxe Corp.	21,800	1,357,050

Ennis, Inc.	39,306	529,452

Knoll, Inc. S	58,500	1,238,445

Performant Financial Corp. † S	115,504	768,102

Pitney Bowes, Inc.	36,300	884,631

		5,694,414
Communications equipment (1.0%)
Alliance Fiber Optic Products, Inc.	48,300	700,833

Polycom, Inc. †	81,800	1,104,300

		1,805,133
Construction and engineering (1.5%)
Comfort Systems USA, Inc.	55,700	953,584

EMCOR Group, Inc.	20,400	907,596

Orion Marine Group, Inc. †	74,000	817,700

		2,678,880
Construction materials (0.4%)
CaesarStone Sdot-Yam, Ltd. (Israel) S	13,055	780,950

		780,950
Consumer finance (1.3%)
Encore Capital Group, Inc. † S	28,100	1,247,640

PRA Group, Inc. † S	19,700	1,141,221

		2,388,861
Containers and packaging (0.5%)
Berry Plastics Group, Inc. †	27,465	866,521

		866,521
Distributors (0.5%)
Core-Mark Holding Co., Inc.	14,678	909,009

		909,009
Diversified consumer services (1.0%)
Carriage Services, Inc.	61,200	1,282,140

Weight Watchers International, Inc. † S	26,300	653,292

		1,935,432
Diversified financial services (0.2%)
Gain Capital Holdings, Inc. S	39,000	351,780

		351,780
Diversified telecommunication services (0.6%)
Iridium Communications, Inc. † S	121,100	1,180,725

		1,180,725
Electric utilities (3.2%)
Empire District Electric Co. (The) S	62,900	1,870,646

IDACORP, Inc. S	17,300	1,145,087

PNM Resources, Inc.	58,900	1,745,207

Portland General Electric Co. S	30,700	1,161,381

		5,922,321
Electronic equipment, instruments, and components (1.3%)
Newport Corp. †	53,100	1,014,741

SYNNEX Corp. S	16,473	1,287,530

		2,302,271
Energy equipment and services (0.5%)
Hornbeck Offshore Services, Inc. † S	17,300	431,981

Tidewater, Inc. S	12,536	406,292

		838,273
Food and staples retail (0.7%)
SpartanNash Co.	50,540	1,321,116

		1,321,116
Food products (0.3%)
Sanderson Farms, Inc. S	7,300	613,383

		613,383

Putnam VT Small Cap Value Fund 5

COMMON STOCKS (89.8%)* cont.	Shares	Value

Gas utilities (0.9%)
Southwest Gas Corp.	25,631	$1,584,252

		1,584,252
Health-care equipment and supplies (0.6%)
Alere, Inc. †	30,700	1,166,600

		1,166,600
Health-care providers and services (1.0%)
Ensign Group, Inc. (The)	22,764	1,010,494

Providence Service Corp. (The) †	24,300	885,492

		1,895,986
Hotels, restaurants, and leisure (1.1%)
Intrawest Resorts Holdings, Inc. †	59,832	714,394

Marriott Vacations Worldwide Corp.	17,099	1,274,559

		1,988,953
Household durables (1.0%)
Installed Building Products, Inc. † S	78,163	1,392,865

UCP, Inc. Class A †	36,253	380,657

		1,773,522
Independent power and renewable electricity producers (0.6%)
Dynegy, Inc. †	35,700	1,083,495

		1,083,495
Insurance (7.7%)
Allied World Assurance Co. Holdings AG	41,900	1,588,848

American Financial Group, Inc.	21,143	1,283,803

AMERISAFE, Inc.	20,100	851,436

Endurance Specialty Holdings, Ltd. S	14,700	879,648

Hanover Insurance Group, Inc. (The)	20,000	1,426,400

Maiden Holdings, Ltd. (Bermuda) S	95,900	1,226,561

National General Holdings Corp.	44,900	835,589

PartnerRe, Ltd.	15,100	1,723,363

Reinsurance Group of America, Inc. Class A	20,473	1,793,844

Stancorp Financial Group	16,300	1,138,718

Validus Holdings, Ltd. S	32,114	1,334,658

		14,082,868
Internet software and services (1.6%)
j2 Global, Inc. S	19,400	1,202,800

Perficient, Inc. †	55,200	1,028,376

Web.com Group, Inc. † S	37,386	709,960

		2,941,136
IT Services (1.8%)
Convergys Corp. S	54,400	1,108,128

Datalink Corp. †	79,930	1,031,097

Global Cash Access Holdings, Inc. †	169,000	1,208,350

		3,347,575
Leisure products (0.5%)
Smith & Wesson Holding Corp. † S	96,500	913,855

		913,855
Machinery (1.4%)
Hillenbrand, Inc.	33,700	1,162,650

Navistar International Corp. † S	19,370	648,508

Oshkosh Corp.	15,600	758,940

		2,570,098
Media (1.5%)
Live Nation Entertainment, Inc. †	45,600	1,190,616

Madison Square Garden Co. (The) Class A †	8,300	624,658

MDC Partners, Inc. Class A	41,150	934,928

		2,750,202
Metals and mining (1.5%)
AK Steel Holding Corp. † S	129,495	769,200

Century Aluminum Co. †	43,400	1,058,960

Globe Specialty Metals, Inc.	53,056	914,155

		2,742,315
Multi-utilities (0.5%)
Avista Corp. S	26,131	923,731

		923,731

COMMON STOCKS (89.8%)* cont.	Shares	Value

Oil, gas, and consumable fuels (3.8%)
Aegean Marine Petroleum Network, Inc. (Greece) S	111,017	$1,556,458

Bill Barrett Corp. † S	31,600	359,924

Callon Petroleum Co. †	82,769	451,091

Energen Corp.	13,793	879,442

EP Energy Corp. Class A † S	55,800	582,552

Gulfport Energy Corp. †	12,300	513,402

Midstates Petroleum Co., Inc. † S	99,800	150,698

Scorpio Tankers, Inc. S	124,624	1,082,983

SM Energy Co.	14,101	544,017

Stone Energy Corp. † S	27,500	464,200

Whiting Petroleum Corp. †	11,239	370,887

		6,955,654
Pharmaceuticals (1.2%)
Medicines Co. (The) † S	25,000	691,750

POZEN, Inc. †	85,600	684,800

Sucampo Pharmaceuticals, Inc. Class A † S	64,100	915,348

		2,291,898
Professional services (1.2%)
Heidrick & Struggles International, Inc.	31,382	723,355

Kforce, Inc. S	39,300	948,309

On Assignment, Inc. †	16,300	540,997

		2,212,661
Real estate investment trusts (REITs) (7.6%)
AG Mortgage Investment Trust, Inc. S	49,000	909,930

American Assets Trust, Inc.	23,220	924,388

Cherry Hill Mortgage Investment Corp.	48,755	901,480

Colony Financial, Inc.	44,200	1,052,844

Education Realty Trust, Inc. S	19,801	724,519

EPR Properties S	15,900	916,317

Healthcare Trust of America, Inc. Class A	19,500	525,330

iStar Financial, Inc. †	95,600	1,304,940

MFA Financial, Inc.	108,181	864,366

One Liberty Properties, Inc.	26,488	626,971

Piedmont Office Realty Trust, Inc. Class A	31,200	587,808

QTS Realty Trust, Inc. Class A S	12,244	414,337

RAIT Financial Trust S	143,300	1,099,111

Summit Hotel Properties, Inc	147,610	1,836,268

Two Harbors Investment Corp.	91,800	919,836

ZAIS Financial Corp.	25,800	445,050

		14,053,495
Real estate management and development (0.4%)
RE/MAX Holdings, Inc. Class A	22,125	757,781

		757,781
Road and rail (1.2%)
Quality Distribution, Inc. †	97,873	1,041,369

Ryder System, Inc.	12,900	1,197,765

		2,239,134
Semiconductors and semiconductor equipment (3.4%)
Advanced Energy Industries, Inc. †	28,110	666,207

FormFactor, Inc. †	145,400	1,250,440

Mattson Technology, Inc. †	308,349	1,048,387

Pericom Semiconductor Corp. †	43,000	582,220

Photronics, Inc. †	32,227	267,806

Spansion, Inc. Class A †	35,900	1,228,498

Xcerra Corp. †	126,000	1,154,160

		6,197,718
Software (1.5%)
AVG Technologies NV (Netherlands) †	46,700	921,858

Mentor Graphics Corp.	49,800	1,091,616

TiVo, Inc. †	69,400	821,696

		2,835,170

6 Putnam VT Small Cap Value Fund

COMMON STOCKS (89.8%)* cont.	Shares	Value

Specialty retail (1.3%)
Ascena Retail Group, Inc. †	43,800	$550,128

Express, Inc. †	35,200	517,088

Office Depot, Inc. †	150,400	1,289,680

		2,356,896
Technology hardware, storage, and peripherals (1.3%)
BancTec, Inc. 144A CVR F	152,299	—

Logitech International SA (Switzerland) S	79,200	1,063,656

QLogic Corp. †	105,700	1,407,924

		2,471,580
Thrifts and mortgage finance (2.7%)
BofI Holding, Inc. † S	11,000	855,910

Meta Financial Group, Inc.	24,794	868,782

NMI Holdings, Inc. Class A †	83,700	764,181

Provident Financial Services, Inc.	72,700	1,312,962

United Financial Bancorp, Inc.	58,496	840,003

Walker & Dunlop, Inc. †	15,724	275,799

		4,917,637
Trading companies and distributors (1.3%)
Rush Enterprises, Inc. Class A †	31,500	1,009,575

Stock Building Supply Holdings, Inc. †	47,874	733,430

Titan Machinery, Inc. † S	42,900	598,026

		2,341,031

Total common stocks (cost $130,109,867)		$165,236,980

INVESTMENT COMPANIES (3.8%)*	Shares	Value

American Capital, Ltd. †	80,700	$1,179,027

Hercules Technology Growth Capital, Inc. S	80,184	1,193,138

Solar Capital, Ltd.	62,849	1,131,910

TCP Capital Corp. S	77,381	1,298,453

TPG Specialty Lending, Inc. S	62,800	1,056,296

TriplePoint Venture Growth BDC Corp.	82,324	1,222,511

Total investment companies (cost $6,927,287)		$7,081,335

SHORT-TERM INVESTMENTS (26.2%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.20% [d]	36,255,859	$36,255,859

Putnam Short Term Investment Fund 0.10% L	11,989,552	11,989,552

Total short-term investments (cost $48,245,411)		$48,245,411

Total investments (cost $185,282,565)		$220,563,726

Key to holding’s abbreviations

CVR	Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through December 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $183,961,245.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Putnam VT Small Cap Value Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$17,771,293	$—	$—

Consumer staples	1,934,499	—	—

Energy	7,793,927	—	—

Financials	65,061,688	—	—

Health care	7,371,488	—	—

Industrials	22,350,906	—	—

Information technology	21,900,583	—	—**

Materials	10,358,072	—	—

Telecommunication services	1,180,725	—	—

Utilities	9,513,799	—	—

Total common stocks	165,236,980	—	—

Investment companies	7,081,335	—	—

Short-term investments	11,989,552	36,255,859	—

Totals by level	$184,307,867	$36,255,859	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Value of Level 3 security is $—.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Small Cap Value Fund

Statement of assets and liabilities
12/31/14

Assets

Investment in securities, at value, including $35,134,217 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $137,037,154)	$172,318,315

Affiliated issuers (identified cost $48,245,411) (Notes 1 and 5)	48,245,411

Dividends, interest and other receivables	339,125

Receivable for shares of the fund sold	18,472

Receivable for investments sold	539,239

Total assets	221,460,562

Liabilities

Payable to custodian	12,348

Payable for investments purchased	631,468

Payable for shares of the fund repurchased	301,900

Payable for compensation of Manager (Note 2)	95,220

Payable for custodian fees (Note 2)	6,108

Payable for investor servicing fees (Note 2)	10,787

Payable for Trustee compensation and expenses (Note 2)	102,097

Payable for administrative services (Note 2)	1,244

Payable for distribution fees (Note 2)	25,345

Collateral on securities loaned, at value (Note 1)	36,255,859

Other accrued expenses	56,941

Total liabilities	37,499,317

Net assets	$183,961,245

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$128,834,240

Undistributed net investment income (Note 1)	1,497,357

Accumulated net realized gain on investments (Note 1)	18,348,487

Net unrealized appreciation of investments	35,281,161

Total — Representing net assets applicable to capital shares outstanding	$183,961,245

Computation of net asset value Class IA

Net assets	$63,214,610

Number of shares outstanding	3,784,286

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$16.70

Computation of net asset value Class IB

Net assets	$120,746,635

Number of shares outstanding	7,305,297

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$16.53

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 9

Statement of operations
Year ended 12/31/14

Investment income

Dividends (net of foreign tax of $14,324)	$3,297,141

Interest (including interest income of $8,739 from investments in affiliated issuers) (Note 5)	8,739

Securities lending (Note 1)	225,410

Total investment income	3,531,290

Expenses

Compensation of Manager (Note 2)	1,216,776

Investor servicing fees (Note 2)	196,223

Custodian fees (Note 2)	25,770

Trustee compensation and expenses (Note 2)	8,232

Distribution fees (Note 2)	325,504

Administrative services (Note 2)	4,861

Other	100,450

Total expenses	1,877,816

Expense reduction (Note 2)	(7,900)

Net expenses	1,869,916

Net investment income	1,661,374

Net realized gain on investments (Notes 1 and 3)	19,208,079

Net unrealized depreciation of investments during the year	(14,591,076)

Net gain on investments	4,617,003

Net increase in net assets resulting from operations	$6,278,377

Statement of changes in net assets

	Year ended	Year ended
	12/31/14	12/31/13

Decrease in net assets

Operations:

Net investment income	$1,661,374	$1,109,619

Net realized gain on investments	19,208,079	48,410,508

Net unrealized appreciation (depreciation) of investments	(14,591,076)	26,026,860

Net increase in net assets resulting from operations	6,278,377	75,546,987

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(517,223)	(698,348)

Class IB	(644,037)	(1,529,298)

Net realized short-term gain on investments

Class IA	(4,651,731)	—

Class IB	(9,434,815)	—

From net realized long-term gain on investments

Class IA	(11,064,639)	(934,768)

Class IB	(22,441,713)	(2,602,845)

Increase (decrease) from capital share transactions (Note 4)	6,115,635	(72,680,699)

Total decrease in net assets	(36,360,146)	(2,898,971)

Net assets:

Beginning of year	220,321,391	223,220,362

End of year (including undistributed net investment income of $1,497,357 and $896,705, respectively)	$183,961,245	$220,321,391

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Small Cap Value Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/14	$21.02	.17	.47	.64	(.16)	(4.80)	(4.96)	$16.70	3.69	$63,215.79		1.01	55

12/31/13	15.42	.12	5.93	6.05	(.19)	(.26)	(.45)	21.02	39.93	72,183.81		.65	59

12/31/12	13.18	.16	2.18	2.34	(.10)	—	(.10)	15.42	17.79	58,447.81		1.13	72

12/31/11	13.90	.09	(.71)	(.62)	(.10)	—	(.10)	13.18	(4.54)	58,788.78		.66	63

12/31/10	11.06	.09	2.81	2.90	(.06)	—	(.06)	13.90	26.31	73,838.82		.78	69

Class IB

12/31/14	$20.84	.13	.46	.59	(.10)	(4.80)	(4.90)	$16.53	3.43	$120,747	1.04	.76	55

12/31/13	15.29	.08	5.88	5.96	(.15)	(.26)	(.41)	20.84	39.61	148,138	1.06	.43	59

12/31/12	13.07	.13	2.15	2.28	(.06)	—	(.06)	15.29	17.49	164,774	1.06	.88	72

12/31/11	13.78	.05	(.69)	(.64)	(.07)	—	(.07)	13.07	(4.73)	166,495	1.03	.41	63

12/31/10	10.97	.06	2.79	2.85	(.04)	—	(.04)	13.78	25.98	207,791	1.07	.53	69

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 11

Notes to financial statements 12/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through December 31, 2014.

Putnam VT Small Cap Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of the stock may rise. The fund invests mainly in small companies of a size similar to those in the Russell 2000 Value Index. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $36,255,859 and the value of securities loaned amounted to $35,134,217.

12 Putnam VT Small Cap Value Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and cost adjustments on corporate actions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $100,538 to increase undistributed net investment income and $100,538 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$40,637,311
Unrealized depreciation	(6,082,705)

Net unrealized appreciation	34,554,606
Undistributed ordinary income	1,497,359
Undistributed short-term gain	3,544,244
Undistributed long-term gain	15,530,803

Cost for federal income tax purposes	$186,009,120

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 43.0% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$65,966
Class IB	130,257

Total	$196,223

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $7,900 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $103, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Putnam VT Small Cap Value Fund 13

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management

Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$325,504

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$101,868,015	$143,806,745

U.S. government securities (Long-term)	—	—

Total	$101,868,015	$143,806,745

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/14		Year ended 12/31/13		Year ended 12/31/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	258,605	$4,412,217	276,203	$5,068,775	387,568	$6,336,094	322,825	$5,762,300

Shares issued in connection with
reinvestment of distributions	998,990	16,233,593	96,463	1,633,116	2,018,657	32,520,565	245,815	4,132,143

	1,257,595	20,645,810	372,666	6,701,891	2,406,225	38,856,659	568,640	9,894,443

Shares repurchased	(906,807)	(15,697,660)	(728,817)	(13,093,449)	(2,210,626)	(37,689,174)	(4,235,719)	(76,183,584)

Net increase (decrease)	350,788	$4,948,150	(356,151)	$(6,391,558)	195,599	$1,167,485	(3,667,079)	$(66,289,141)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$8,443,676	$70,080,660	$66,534,784	$8,739	$11,989,552

Total	$8,443,676	$70,080,660	$66,534,784	$8,739	$11,989,552

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

14 Putnam VT Small Cap Value Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $17,083,883 as a capital gain dividend with respect to the taxable year ended December 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 28.65% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT Small Cap Value Fund 15

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

9,135,347	373,125	732,539	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

16 Putnam VT Small Cap Value Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Putnam VT Small Cap Value Fund 17

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and
Vice President and Chief Legal Officer	Since 2007	Putnam Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and	Putnam Management	Vice President, Director of Proxy Voting and
Putnam Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer,	Services, Putnam Investments and
Putnam Investments, Putnam Management,	Putnam Management
and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

18 Putnam VT Small Cap Value Fund

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Putnam VT Small Cap Value Fund 19

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20 Putnam VT Small Cap Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Independent Registered	Robert L. Reynolds
	Public Accounting Firm	W. Thomas Stephens
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Small Cap Value Fund 21

This report has been prepared for the shareholders		H521
of Putnam VT Small Cap Value Fund.	VTAN069 292431	2/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2014	$29,319	$ —	$4,002	$ —
December 31, 2013	$31,149	$ —	$2,631	$ —

For the fiscal years ended December 31, 2014 and December 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $566,067 and $152,631 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2014	$ —	$562,065	$ —	$ —

December 31, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2015